1 2022 Annual Shareholders Meeting

2 John K. Schmidt Independent Chairman Welcome

3 Christopher S. Hylen Robert B. Engel Lynn B. Fuller Bruce K. Lee Thomas L. Flynn Jennifer K. Hopkins Barry H. Orr John K. Schmidt Martin J. Schmitz Duane E. White Susan G. Murphy Kathryn Graves Unger 2021 Board of Directors

4 This investor presentation (including any information incorporated herein by reference) contains, and future oral and written statements of HTLF and its management may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, with respect to the business, financial condition, results of operations, plans, objectives and future performance of HTLF. Any statements about HTLF's expectations, beliefs, plans, objectives, assumptions or future events or performance are not historical facts and may be forward- looking. Forward-looking statements may include information about possible or assumed future results of HTLF's operations or performance, and may be based upon beliefs, expectations and assumptions of HTLF's management. These forward-looking statements are generally identified by the use of the words such as "believe", "expect", "anticipate", "plan", "intend", "estimate", "project", "may", "will", "would", "could", "should", "may", "view", "opportunity", "potential", or similar or negative expressions of these words or phrases that are used in this investor presentation, , and future oral and written statements of HTLF and its management. Although HTLF may make these statements based on management’s experience, beliefs, expectations, assumptions and best estimate of future events, the ability of HTLF to predict results or the actual effect or outcomes of plans or strategies is inherently uncertain, and there may be events or factors that management has not anticipated. Therefore, the accuracy and achievement of such forward-looking statements and estimates are subject to a number of risks, many of which are beyond the ability of management to control or predict, that could cause actual results to differ materially from those in its forward-looking statements. These factors, which HTLF currently believes could have a material effect on its operations and future prospects, are detailed below and in the risk factors in HTLF's reports filed with the Securities and Exchange Commission ("SEC"), including the "Risk Factors" section under Item 1A of Part I of HTLF’s Annual Report on Form 10-K for the year ended December 31, 2021, include, among others:  Coronavirus Disease 2019 ("COVID-19") Pandemic Risks, including risks related to the ongoing COVID-19 pandemic and measures enacted by the U.S. federal and state governments and adopted by private businesses in response to the COVID-19 pandemic;  Economic and Market Conditions Risks, including risks related to changes in the U.S. economy in general and in the local economies in which HTLF conducts its operations and future civil unrest, natural disasters, terrorist threats or acts of war;  Credit Risks, including risks of increasing credit losses due to deterioration in the financial condition of HTLF's borrowers, changes in asset and collateral values and climate and other borrower industry risks which may impact the provision for credit losses and net charge-offs;  Liquidity and Interest Rate Risks, including the impact of capital market conditions and changes in monetary policy on our borrowings and net interest income;  Operational Risks, including processing, information systems, cybersecurity, vendor, business interruption, and fraud risks;  Strategic and External Risks, including economic, political and competitive forces impacting our business;  Legal, Compliance and Reputational Risks, including regulatory and litigation risks; and  Risks of Owning Stock in HTLF, including stock price volatility and dilution as a result of future equity offerings and acquisitions. There can be no assurance that other factors not currently anticipated by HTLF will not materially and adversely affect HTLF's business, financial condition and results of operations. In addition, many of these risks and uncertainties are currently amplified by and may continue to be amplified by the COVID-19 pandemic and the impact of varying governmental responses that affect HTLF’s customers and the economies where they operate. Additionally, all statements in this investor presentation, including forward-looking statements speak only as of the date they are made. HTLF does not undertake and specifically disclaims any obligation to publicly release the results of any revisions which may be made to any forward-looking statement to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events or to otherwise update any statement in light of new information or future events. Further information concerning HTLF and its business, including additional factors that could materially affect HTLF’s financial results, is included in HTLF's filings with the SEC. Safe Harbor

5 Jay Kim EVP, General Counsel & Corporate Secretary Greg Rehmke VP, Associate General Counsel Mike Sinkey SVP, Finance Tax Director Business Meeting

Business Meeting

Business Meeting

8 Three Items of Business 1. Elect two individuals to serve as Class II directors for a three-year term expiring in 2025. 2. Ratify the appointment of KPMG LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2022. 3. Take a non-binding, advisory vote on executive compensation.

9 Guided by Our Values Integrity Always do the right thing— be honest and open. Community Engage your community and your team—support one another and unlock the potential around you. Accountability Own the opportunity and the outcome—keep your promises, follow through and follow up. Excellence Exceed expectations— every customer, every time.

We will be a top- performing and admired banking organization. We will actively contribute to the vitality of the communities where we live and work. We will deliver financial expertise and excellent experiences. Our Vision

11 Charter Consolidation HTLF will maintain our strong and sizable presence in Dubuque, Iowa. Local Leadership Local Decision-making Local Banking Teams Local Community Commitment

12 Charter Consolidation Charter consolidation will: Create Efficiency Reduce Expenses Unlock Capacity Enhance Scalability Support growth organically and through M&A

14 Thank you Lynn B. Fuller Director

15 Welcome Bruce K. Lee President and CEO

Strength. Insight. Growth. Financial Strength to deliver Growth. HTLF refreshed our brand in 2021 to better reflect our continued Growth and the company we are today. Financial Strength is what we bring to our customers and our communities, and what our unique business model and diverse footprint brings to our shareholders. The Strength of HTLF’s dedicated local talent, corporate leadership and geographically diverse banks positions us well for future Growth.

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19 2021 Performance Record earnings increase per diluted common share 40% available to common stockholders $211.9M Record net income Total asset growth $1.4B/8% Total deposit growth $1.4B Strong organic loan growth $689M excludes PPP loans 4th quarter cash dividend per common share $0.27 35% increase over Q4 2020

20 Commercial New Relationships Adding and Deepening Relationships 1K New commercial relationships $1B Funded loans $144M New deposits *Total commercial includes CRE, which contains some default risk ratings based on legal structure and product. Credit Quality New Relationships Total Portfolio (March 2022) Total Commercial* Avg. Risk Rating 5.53 5.82 Delinquency 30-89 Days 0.005% 0.087% NPL Rate 0.000% 0.607% C&I Only Avg. Risk Rating 4.23 4.86 Delinquency 30-89 Days 0.017% 0.132% NPL Rate 0.000% 0.633% Note: Lower score indicates higher quality

21 Non-Performing Loans Net Charge-Offs Non-Performing Assets Note: Non-performing loans defined as nonaccrual loans + loans 90 days past due; non-performing assets defined as nonperforming loans + other real estate owned + other repossessed assets. (Dollars in 000’s.) Excellent Credit Quality Loan Delinquencies 30-89 days

22 HTLF Excellence Recognition Note: 2022 Forbes Media LLC, used with permission. Serving Our Customers for VISA® commercial card issuers in 2021, 2020, 2019, 2018, 2017, 2016 & 2015 Among the Highest Purchase volume growth Ranked 28th In 2022 adding to accolades from 2021, 2020, 2019, 2018, 2017 and 2013

23 Adding and Developing Talent to Accelerate Growth New HTLF Board of Directors Kathryn Graves Unger Director New HTLF Leadership Mark Frank Executive Vice President Head of Operations Shelley Reed Executive Vice President Corporate Strategy & Development Wendy Reynolds Senior Vice President Chief Diversity and Inclusion Officer Kevin Quinn Executive Vice President Chief Banking Officer

24 Adding and Developing Talent to Accelerate Growth New Industry Market Leadership Hakan Erdinc Executive Vice President Senior Managing Director HTLF Food and Agribusiness New Bank Leadership Brent Giles President and CEO Bank of Blue Valley Doug Kohlbeck President and CEO Wisconsin Bank & Trust Tyson Leyendecker President and CEO Dubuque Bank and Trust Michael Wamsganz President and CEO Citywide Banks Brian Jones Executive Vice President Senior Managing Director HTLF Specialized Industries

25 Supporting Growth in Our Banks Talent Acquisition ▪ Expanding Specialized Industry Group – California based Food & Agribusiness division (23 FTEs) added since 3Q 2021 ▪ Adding local bankers to in-market bank teams – Significant team added in the Colorado market in 1st half of 2021 – 23 Commercial bankers adds/upgrades in various growth markets across the footprint in the 2nd half of 2021  Healthcare  Professional Business Services  Franchise Finance  Commercial Real Estate  Specialty Manufacturing & Distribution  Non-Profits  Syndications

26 Expanding in Adjacent Growth Markets Market Expansion  Cedar Rapids  Des Moines  St. Paul  Western Chicago suburbs

27 ▪ HTLF Bank charter in Colorado ▪ Banks maintain their current brand with local leadership and decision making ▪ Bank Directors will continue to be valuable contributors and advisors ▪ Operations and administrative functions remain largely in Dubuque, Iowa Charter Consolidation

28 Insight to deliver Extraordinary Banking Experiences Manufacturing growth. Improving lives through food.

29 Insight to deliver Extraordinary Banking Experiences Balancing purpose and profits. Going green in the desert. Truly a sweet business.

30 Growth through Enhanced Customer Experiences  Integrated in our culture  Aligns and supports our pillars  Framework for efficiency  Fulfills our mission to enrich lives— for our customers, community, shareholders and employees

31 Commercial NPS remained consistent through the last 4 quarters. Preliminary Results for Q2 2022:  HTLF Overall YTD NPS = 46 (Overall Avg)  Promoters = 64%  Passives = 21%  Detractors = 15%  The expected increase in NPS is directly related to customer movement from Detractors to Promoters Commercial Net Promoter Score: Consistently Strong NPS all HTLF

32 Consumer Net Promoter Score: Above Recognized National Benchmarks NPS Score Ease of Business Score Will continue to do business with us Score Customer Experience Scores by Bank

33 Improving Customer Experiences with Technology  Upgrading consumer and commercial online banking experiences  Enhancing commercial online account analytics, document management and form availability  Improving access to real time transaction and account data  Improving loan document handling and Loan Administration processing times  Launching Zelle, to enable Consumer customers to make fast, safe and easy person-to- person payments

34 Growth in Environmental, Social and Governance Financing the development of low-income housing Investing in solar energy Buy Local Program In 2021, we funded more than 3,300 Buy Local loans totaling $15 million.Volunteered over 2,000 hours Employee hours in 2021 Health & Safety of employees and customers Contributed nearly $1.2M to local organizations Small Business Loans Helped 2,600 small businesses obtain loans during the second draw of PPP. Over the lifetime of PPP, we processed nearly 8,000 loans totaling more than $1.6 billion.

35 Diversity, Equity and Inclusion  HTLF’s first Chief Diversity, Equity and Inclusion Officer  Established our Diversity Advisory Council  Released our 2021 DEI Annual Report

36 Executing Our Growth Strategy  Investing in talent  Expanding our capabilities  Extending our footprint into high growth markets  Implementing new technologies

2022 Momentum  Organic loan growth  New customer acquisition  Attracting and retaining talent  Controlling expenses  Maintaining strong credit quality

39 Inspector Report on Voting Results

40 Other Shareholder Questions

41 Thank you.

42 Enriching lives one customer, community, shareholder and employee at a time. Together, we are HTLF.